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                                 EXHIBIT 99.2



                 CONVERTIBLE PROMISSORY NOTE DATED NOVEMBER 30,
                 1995 FROM SEARCH CAPITAL GROUP, INC. AND
                 SEARCH FUNDING CORP. PAYABLE TO THE ORDER OF
                 HALL FINANCIAL GROUP, INC. IN THE PRINCIPAL
                 AMOUNT OF $1,284,487.28
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                                                                   EXHIBIT 99.2

                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------
                                    (NOTE I)

$1,284,487.28
                                                               November 30, 1995


         1. AGREEMENT TO PAY. FOR VALUE RECEIVED, SEARCH CAPITAL GROUP, INC., a Delaware corporation, and SEARCH FUNDING CORP., a Texas corporation (herein called the "BORROWERS"), promise to pay to the order of HALL FINANCIAL GROUP, INC. ("HFG"), in the manner provided herein, the principal sum of ONE MILLION TWO HUNDRED EIGHTY-FOUR THOUSAND FOUR HUNDRED EIGHTY-SEVEN AND 28/100 DOLLARS ($1,284,487.28) together with interest remaining from time to time unpaid at the rate provided for in Section 2 hereof. This Promissory Note (hereinafter the "NOTE") is given at closing under and in compliance with that certain Funding Agreement dated November 30, 1995, by and among Borrowers, HFG, Newsearch, Inc., Automobile Credit Holdings, Inc. and Automobile Credit Acceptance Corp. ("FUNDING AGREEMENT"). All terms used in this Note shall have the meanings given to them in the Funding Agreement if they are defined in the Funding Agreement and not in this Note.

         2. INTEREST RATE. Outstanding principal balance hereof prior to maturity shall bear interest from the date set forth above until paid at the rate of 12% per annum (herein called the "INTEREST RATE"), in each case calculated daily on the basis of a 360-day year for each day all or any part of the principal balance hereof shall remain outstanding.

         3. PAYMENTS. This Note shall be payable in monthly installments of interest only commencing on the 1st day of January, 1996 and continuing thereafter on the 1st day of each month until the Maturity Date. The Maturity Date shall be the earlier of (i) 90 days after the execution of this Note unless extended as provided in Paragraph 5 (in which event





CONVERTIBLE PROMISSORY NOTE (NOTE I) - PAGE 1
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it shall be 150 days after execution of this Note) or (ii) the Effective Date of the Plan. Principal shall be paid in weekly installments each Monday commencing on the first Monday after the execution of this Note and shall be in an amount equal to the proceeds collected during the prior week on the receivables identified in the Funding Agreement as having been pledged to secure the GECC Loan (regardless of whether such receivables are subsequently released by GECC from its collateral). To the extent that principal payments are made to General Electric Credit Corporation ("GECC") under the GECC Loan Agreement such principal payments shall be a reduction of the weekly principal payments required under this Note. On the Maturity Date, the unpaid principal balance hereof and all accrued but unpaid interest hereon shall become due and
payable.   After an Event of Default,  payments shall be applied to principal or interest as determined by the holder of this Note in its sole discretion.

         4. METHOD AND PLACE OF PAYMENT. Payments upon this Note shall be made in lawful money of the United States of America which shall be legal tender for public and private debt at the time of payment, and shall be made at such place as the holder of this Note may from time to time in writing appoint.

         5. SECURITY. This Note is secured by a security interest in the Collateral as described in and evidenced by the Funding Agreement, the Security Agreements, and the Pledge Agreements. Payment of this Note is guaranteed by the guaranties set forth in Section 12 of the Funding Agreement. This Note is enforceable by the holder without first enforcing the guaranties or the security interests and whether or not the security interests and guaranties exist or are enforceable.





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         6.      EXTENSION OF MATURITY.  Borrowers may extend the Maturity Date of this Note for a period of sixty days upon written notice to the holder of this Note prior to the initial Maturity Date. In the event of such extension, the interest rate as to the then principal balance shall be increased to fourteen percent (14%) per annum. Borrowers may extend the Maturity Date of this Note even if no principal has been advanced under this Note.

         7. DEFAULT. The outstanding principal balance of this Note together with accrued and unpaid interest thereon, shall, at the option of the holder of this Note and without demand, notice or legal process of any kind become at once due and payable at the place last designated by holder as the place for payment hereof, upon the occurrence of an Event of Default. For determination of an Event of Default and the rights of the holder upon the occurence of an Event of Default, this Note refers to and incorporates by reference the applicable provisions of the Funding Agreement, as if fully set forth in this Note.

         8. PREPAYMENT. This Note may not be prepaid in part or in full at any time except as provided in Paragraph 3. Partial prepayments shall be applied to principal or accrued but unpaid interest as determined by holder in its sole reasonable discretion. Partial prepayments shall not alter or reduce the weekly principal payment obligation under paragraph 3.

         9. CONVERSION. The outstanding balance of this Note is convertible at the option of the holder at any time after the entry of an order confirming the Plan ("Confirmation") or on or after the Maturity Date in the event Confirmation has not occurred prior to the Maturity Date. The outstanding balance of this Note will be convertible into fully paid and nonassessable shares of the common stock of Search at the following rates:





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                 (a)      in the first 30 trading days after Confirmation, the
         price per share will be the lesser of (i) 65% of the Implied Common Stock Price (as hereinafter defined) per Alex. Brown calculated as of Confirmation or (ii) 65% of $1.43 per share;

                 (b) following the first 30 trading days after Confirmation, the conversion price will be at a price per share equal to 60% of the average bid price as determined by Alex. Brown for the previous 30 trading days;

                 (c) On or after the Maturity Date in the event Confirmation has not occurred prior to the Maturity Date, the conversion price will be at a price per share equal to 60% of the average bid price as determined by Alex. Brown for the previous 30 trading days.

The Implied Common Stock Price shall be calculated after Confirmation but as of the confirmation date in accordance with the formula used to determine the number of shares to be issued to noteholders under the Plan. A holder desiring to convert the outstanding balance of this Note into capital stock must give written notice to Search and, simultaneously, surrender this Note in exchange for the number of shares of stock into which the Note is convertible. This conversion option is limited to an amount of shares equal to 2,500,000 shares of Search less the shares required to satisfy the conversion or stock prepayment feature of Note III.

         10. NO USURY. It is the intent of Borrowers and holder to comply with the laws of the State of Texas with regard to the rate of interest charged hereunder and, accordingly, notwithstanding any provision to the contrary in the Note, the Security Agreement or any of the Loan Documents, no such provision in any such instrument, including without limitation any provision of this Note providing for payment of interest or other charges and





CONVERTIBLE PROMISSORY NOTE (NOTE I) - PAGE 4
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any provision of the loan documents providing for the payment of interest, fees, costs or other charges, shall require the payment or permit the collection of any amount (herein called the "EXCESS INTEREST") in excess of the maximum amount of interest permitted by law to be contracted for, charged or collected for the use, detention, or forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note; provided that if Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Security Agreement or any of the loan documents, or if Excess Interest is otherwise charged or collected, then in such event:

                 (a) The provisions of this Section shall control and govern;

                 (b)      Borrowers shall not be obligated to pay any Excess
         Interest;

                 (c) Any Excess Interest that holder may have received hereunder shall, at the option of holder, be (i) applied as a credit against the then outstanding principal balance due under this Note, or accrued and unpaid interest thereof, not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or
         (iii) any combination of the foregoing;

                 (d) The applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the State of Texas as of the date of disbursement of the indebtedness evidenced hereby; and this Note and all other loan documents and any writing otherwise constituting a charge of Excess Interest shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and





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                 (e)      Neither Borrowers nor any other person shall have any
         action or remedy against holder for any damages whatsoever or any defense to enforcement of any of the loan documents arising out of the payment or collection of any Excess Interest.

         11. COSTS OF ENFORCEMENT. In the event that this Note is placed in the hands of an attorney-at-law for collection after maturity, or upon default specified in Section 7 hereof, or to enforce any of the rights, requirements or remedies contained herein or in the other loan documents, then and in any such event the Borrowers hereby agree to pay within ten (10) days after demand all reasonable costs of collecting or attempting to collect this Note, or protecting or enforcing such rights, or evaluating, prosecuting or defending any such proceedings, including, without limitation, reasonable attorneys' fees (whether or not suit is brought), in addition to all principal, interest and other amounts payable hereunder; all of which shall be secured by the Loan Documents.

         12. TIME. Time is of the essence in the performance of this Note and each of the provisions hereof and of the Loan Documents.

         13. NOTICES. All notices required or permitted to be given hereunder to Borrowers shall be given in the manner and to the place provided in the Funding Agreement for notices to Borrowers.

         14. WAIVER. Borrowers and any and all others who may become liable for all or part of the obligations of Borrowers under this Note or any of the Loan Documents (all of the foregoing being collectively "OBLIGOR") agree to be jointly and severally bound hereby and jointly and severally, and to the fullest extent permitted by law, waive any and all demand, presentment for payment, notice of non-payment, protest and notice of protest,





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notice of dishonor, notice of intent to accelerate, notice of acceleration, and all lack of diligence and delays in the enforcement of the payment hereof.

         15. HOLDER'S ACTIONS. The remedies of the holder of this Note as provided herein or in any of the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the holder, and may be exercised as often as occasion therefor shall arise and in connection therewith:

                 (a) Failure of the holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date of this Note shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent default;

                 (b) No act or omission or commission of the holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver of or release of the same and any such waiver or release may be effected only through a written document executed by the holder and then only to the extent specifically recited therein;

                 (c) A waiver or release with reference to any event shall not be construed as a waiver of release of any subsequent event, similar or dissimilar, or as a bar to any subsequent exercise of the holder's rights or remedies hereunder; and

                 (d) Except as otherwise specifically required herein, no notice to Borrower or any other person of the exercise of any right or remedy granted to the holder by this Note shall be required.

         16. SEVERABILITY. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions hereof unenforceable or invalid.





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         17.     CAPTIONS.  The captions to the Sections of this Note are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Note.

         18. GOVERNING LAW. This Note shall be governed by the laws of the State of Texas and venue shall be in Dallas County, Texas.

         IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the day, month and year set forth above.


                                        SEARCH CAPITAL GROUP, INC.



                                        By: /s/ ROBERT D. IDZI
                                           ------------------------------------

                                        Printed Name: Robert D. Idzi
                                                     --------------------------

                                        Its: SVP & CFO
                                            -----------------------------------


                                        SEARCH FUNDING CORP.



                                        By: ROBERT D. IDZI
                                           ------------------------------------

                                        Printed Name: Robert D. Idzi
                                                     --------------------------

                                        Its: SVP & CFO
                                            -----------------------------------




CONVERTIBLE PROMISSORY NOTE (NOTE I) - PAGE 8